                 SECURITIES  AND  EXCHANGE  COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) - July 19, 1994



                       MELLON  BANK  CORPORATION
           (Exact name of registrant as specified in charter)





          Pennsylvania                 1-7410                    25-1233834
(State or other jurisdiction        (Commission               (I.R.S. Employer
       of incorporation)            File Number)             Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                      15258
                   (Address of principal executive offices)           (Zip code)



 Registrant's telephone number, including area code - (412) 234-5000
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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number     Description

99.1       Mellon Bank Corporation's Press Release, dated
           July 19, 1994, regarding second quarter results of operations.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MELLON BANK CORPORATION



Date:  July 19, 1994               By:   Steven G. Elliott
                                       ---------------------
                                         Steven G. Elliott
                                       Vice Chairman, Chief
                                       Financial Officer and
                                             Treasurer

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

Number        Description                      Method of Filing

99.1       Press Release dated                 Filed herewith
           July 19, 1994